Convertible Debentures	3 Months Ended
Mar. 31, 2023
Convertible Debentures [Abstract]
CONVERTIBLE DEBENTURES
5.	CONVERTIBLE DEBENTURES

On November 3, 2021, the Company issued a US$7,200,000 convertible promissory note (the “Promissory Note”) and 2,142,857 warrants for gross proceeds of US$6,000,000. The Company elected to measure the promissory note (hybrid contract) at fair value through profit or loss (“FVTPL”) on initial recognition and, as such, the embedded conversion feature was not separated. The warrants were recorded as a liability.

During the three months ended March 31, 2022, the Company completed a secondary offering of its common shares, and as a result of the terms of the convertible promissory note, the Company was required to direct 20% of the gross proceed of the offering to the lender. A total of US$4,000,000 was repaid to the lender on January 13, 2022. Commencing in May 2022, the Company made monthly payments of $400,000 through issuance of common shares towards the principal balance of the promissory note, resulting the promissory note being fully repaid by December 31, 2022. The Company issued 13,112,255 common shares, with a total market value of $4,138,002. The difference between the fair value of the shares issued, and the value of the principal repaid of $938,002 was included in profit and loss in the change in fair value of convertible promissory note.

For the three months ended March 31, 2022 the Company recorded a fair value loss of $2,023,751 on the Convertible debenture.